                                               WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

                               FIXED INCOME FUND

                            GOVERNMENT MONEY MARKET
                                      FUND

                                   QUARTERLY

                                     REPORT

                               JUNE 30, 2000

                        ONE PACIFIC PLACE, SUITE 600
                           1125 SOUTH 103 STREET
                         OMAHA, NEBRASKA 68124-6008

                                402-391-1980
                                800-232-4161
                              402-391-2125 FAX

                               www.weitzfunds.com
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                 (This page has been left blank intentionally.)

                               TABLE OF CONTENTS

FIXED INCOME FUND
      Performance Since
      Inception....................    4
      Shareholder Letter...........    5
      Schedule of Investments......    7

GOVERNMENT MONEY MARKET FUND
      Shareholder Letter...........    9
      Schedule of Investments......   11

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on the Fixed Income Fund's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five, and ten year periods ended June 30, 2000.

                         VALUE OF      VALUE OF       VALUE OF
                         INITIAL      CUMULATIVE     CUMULATIVE    TOTAL        ANNUAL
                         $10,000     CAPITAL GAIN    REINVESTED   VALUE OF     RATE OF
    PERIOD ENDED        INVESTMENT   DISTRIBUTIONS   DIVIDENDS     SHARES       RETURN
    ------------        ----------   -------------   ---------     ------       ------

Dec. 23, 1988            $10,000         $ --         $    --     $10,000             --%
Dec. 31, 1988              9,939           --              68      10,007             --
Dec. 31, 1989             10,020           --             900      10,920            9.1
Dec. 31, 1990             10,232           12           1,661      11,905            9.0
Dec. 31, 1991             10,625           13           2,597      13,235           11.4
Dec. 31, 1992             10,557           13           3,396      13,966            5.5
Dec. 31, 1993             10,820           14           4,258      15,092            8.1
Dec. 31, 1994              9,961           13           4,763      14,737           -2.4
Dec. 31, 1995             10,847           14           6,199      17,060           15.8
Dec. 31, 1996             10,637           13           7,158      17,808            4.4
Dec. 31, 1997             10,916           14           8,419      19,349            8.6
Dec. 31, 1998             10,989           14           9,653      20,656            6.8
Dec. 31, 1999             10,432           13          10,400      20,845            0.9
June 30, 2000             10,511           13          10,859      21,383            2.6+

The Fixed Income Fund's average annual total return for the one, five and ten year periods ended June 30, 2000, was 3.2%, 5.6% and 6.6%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $10,908. This information represents past performance of the fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+  Return is for the period 1/1/00 through 6/30/00.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                        JUNE 30, 2000 - QUARTERLY REPORT

                                                                    July 7, 2000

Dear Fellow Shareholder:

      The Fixed Income Fund's total return for the second quarter of 2000 was +1.6%, which consisted primarily of net interest income (after deducting fees and expenses) on our bonds. The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund.

                                                                        1 YEAR         5 YEARS
                                                                        ------         --------
      FIXED INCOME FUND                                                   3.2%           5.6%
      Average Intermediate Investment
        Grade Fixed Income Fund*                                          3.4%           5.4%

      *Source: Lipper Analytical Services

      The following table shows a profile of our portfolio as of June 30:

Average Maturity                    7.2 years
Average Duration                    4.4 years
Average Coupon                      7.0%
30-Day SEC Yield at 6-30-00         7.2%
Average Rating                      AA

MARKET REVIEW

      The Federal Reserve increased short-term interest rates once again during the second quarter in their continued effort to slow economic growth and prevent an outbreak of inflation. Previous Fed action had been restricted to moderate, quarter-point increments and their action in the second quarter (a 1/2 percent increase in the fed funds rate in May) emphasized their concerns about an over-heating economy and their attempt to slow it.

      Recent evidence seems to indicate that the Fed's yearlong campaign of raising interest rates is having the desired effect. Interest-sensitive sectors of the economy (housing, manufacturing, and consumer spending) have slowed from 1999's torrid clip. The recent decline in certain segments of the stock market may also have eased the Fed's concern about the "wealth effect" on the economy. This buoyed bond investors' beliefs that the Fed's monetary belt-tightening may be finished. The result for bond investors during the quarter was a slight decline in yields where "income" returns were enhanced modestly by appreciation of their fixed-income investments.

OUTLOOK

      We are currently enjoying an unusual combination of strong economic growth and a low level of inflation. The Federal Reserve is trying to slow the expansion to prevent an increase in the inflation rate, without causing a recession. This is a delicate task.

      Since bond prices fall as interest rates rise (and vice versa), bond investors look forward to the end of the Fed's campaign. Actually, some bond owners would welcome recession because rates tend to fall when the economy is weak, and falling rates would mean portfolio price appreciation. Unfortunately, credit risk is the downside of a weak economy and recession increases the risk of bond defaults.

      Our guess is that the Fed will not feel compelled to raise rates materially from current levels and that the economy will slow, but not collapse. However, we know it is impossible to predict these things so we do not invest in a way that depends on accurate forecasts. Benjamin Graham (often considered the father of "value investing") stressed that asset selection in the fixed-income markets is a "negative art," one of avoiding problems rather than seizing opportunities. We will continue to focus on investments with favorable risk/reward characteristics, especially in an environment in which credit quality may be deteriorating.

      On the topic of interest rate forecasts, Adam Smith in THE MONEY GAME summed up our feelings when he advised those with an urge to speculate in cocoa futures to "go sit on the beach and wait for the feeling to pass." Too many variables interact in determining interest rates. So, our strategy remains investing in a portfolio of bonds that will provide a reasonable return over time and avoiding extreme positions that depend on correct interest rate predictions.

      If you have any questions about our investments or strategy, please feel free to call.

                                     Best Regards,

                                     /s/ Wallace R. Weitz                     /s/ Thomas D. Carney
                                     Wallace R. Weitz                         Thomas D. Carney
                                     President, Portfolio Manager             Portfolio Manager

  NOTE TO SHAREHOLDERS OF THE FIXED INCOME FUND:
      This will be the last time that I sign the letters of these funds as co-portfolio manager with Tom Carney. Effective on July 31, 2000, Tom will become the sole portfolio manager of both funds. Tom knows far more about fixed income securities markets than I ever will, and we shareholders will be in good hands with Tom taking sole responsibility for these funds.
                                                                Wallace R. Weitz

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

                 FACE
  RATING        AMOUNT                                                                       COST             VALUE
-----------   -----------                                                                ------------      ------------
                           CORPORATE BONDS -- 30.4%
              $   750,000  Superior Financial Corp. Sr. Notes 8.65% 4/01/03              $   750,000       $   727,113
A+                 48,000  Homeside, Inc. 11.25% 5/15/03                                      48,000            52,200
Ba2             1,100,000  USA Networks, Inc. 7.0% 7/01/03                                 1,085,751         1,071,125
A               1,000,000  Countrywide Home Loans, Inc. 6.85% 6/15/04                        996,275           975,678
A               1,000,000  Ford Motor Credit Co. Notes 6.7% 7/16/04                          998,633           966,326
                  250,000  Local Financial Corp. 11.0% 9/08/04                               250,000           251,875
BBB             1,000,000  ConAgra, Inc. Sub. Notes 7.4% 9/15/04                           1,000,000           984,952
BB-               750,000  Century Communications Sr. Notes 9.5% 3/01/05                     792,888           727,500
A                 600,000  General Motors Acceptance Corp. Debs. 6.625% 10/15/05             597,987           575,407
BBB-            1,000,000  Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07                       968,978           941,722
BBB-              500,000  Liberty Media Corp. Sr. Notes 7.875% 7/15/09                      501,800           482,150
BBB               500,000  Harcourt General 6.5% 5/15/11                                     486,545           452,500
AA-             1,000,000  Merrill Lynch 7.15% 7/30/12                                     1,000,000           934,682
AAA                 1,000  Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18                        1,037             1,043
                                                                                         -----------       -----------
                                   Total Corporate Bonds                                   9,477,894         9,144,273
                                                                                         -----------       -----------

                           MORTGAGE-BACKED SECURITIES -- 24.6%
AAA                 4,374  Fannie Mae 11% 1/01/01 (Avg. Life 0.3 years)                        4,388             4,409
AAA               248,991  Fannie Mae REMIC Planned Amortization Class 7.5% 4/25/19          247,058           249,187
                             (Avg. Life 1.0 years)
AAA                21,763  Freddie Mac 9.5% 9/01/03 (Avg. Life 1.4 years)                     21,763            22,351
AAA               500,000  Fannie Mae REMIC Planned Amortization Class 6.5% 10/25/18         487,195           489,922
                             (Avg. Life 2.1 years)
AAA             1,000,000  Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/20       1,003,393           990,623
                             (Avg. Life 2.5 years)
AAA               500,000  Freddie Mac REMIC Planned Amortization Class 6.65% 9/15/21        491,153           487,169
                             (Avg. Life 3.6 years)
AAA             1,000,000  Freddie Mac REMIC Planned Amortization Class 6.75% 12/15/21       992,457           966,827
                             (Avg. Life 5.0 years)
AAA             1,000,000  Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09       1,003,272           972,675
                             (Avg. Life 5.2 years)
AAA             1,000,000  Freddie Mac REMIC Planned Amortization Class 7.0% 4/15/21         977,447           972,575
                             (Avg. Life 5.2 years)
AAA               500,000  Freddie Mac REMIC Planned Amortization Class 7.0% 7/15/21         495,712           486,284
                             (Avg. Life 5.6 years)
AAA             1,000,000  Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/21       1,018,793           968,495
                             (Avg. Life 6.0 years)
AAA               826,102  Fannie Mae 6.5% 6/01/18 (Avg. Life 6.6 years)                     825,149           790,862
                                                                                         -----------       -----------
                                   Total Mortgage-Backed Securities                        7,567,780         7,401,379
                                                                                         -----------       -----------

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

                 FACE
  RATING        AMOUNT                                                                       COST             VALUE
-----------   -----------                                                                ------------      ------------
                           TAXABLE MUNICIPAL BONDS -- 3.1%
AAA           $   325,000  Baltimore Maryland 7.25% 10/15/05                             $   328,482       $   322,988
AAA               500,000  Stratford Connecticut 6.55% 2/15/13                               500,000           457,460
AAA                60,000  Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13                              60,000            61,300
AAA                80,000  Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14                             80,000            77,101
                                                                                         -----------       -----------
                                   Total Taxable Municipal Bonds                             968,482           918,849
                                                                                         -----------       -----------

                           U.S. GOVERNMENT AND AGENCY SECURITIES -- 35.0%
AAA             1,000,000  Fannie Mae 5.75% 4/15/03                                          997,973           969,604
AAA             1,000,000  Federal Home Loan Bank 5.125% 9/15/03                           1,000,000           948,549
AAA             1,000,000  Freddie Mac 7.09% 6/01/05                                       1,000,000           983,252
AAA             1,000,000  Fannie Mae 7.27% 8/24/05                                        1,000,062           985,967
AAA             2,000,000  Federal Home Loan Bank 6.04% 9/08/05                            2,000,000         1,900,824
AAA               500,000  Federal Home Loan Bank 6.44% 11/28/05                             500,440           487,168
AAA               500,000  Freddie Mac 6.407% 2/22/06                                        497,802           479,355
AAA             1,000,000  Fannie Mae 7.15% 10/11/06                                         993,775           974,699
AAA             1,000,000  Fannie Mae 6.56% 11/26/07                                       1,000,000           951,230
AAA             1,000,000  Fannie Mae 6.50% 3/19/08                                          993,342           945,705
AAA             1,000,000  Freddie Mac 6.41% 7/15/13                                       1,011,227           903,981
                                                                                         -----------       -----------
                                   Total U.S. Government and Agency Securities            10,994,621        10,530,334
                                                                                         -----------       -----------

                SHARES
              -----------
                           COMMON STOCKS -- 0.7%
                   46,500  Hanover Capital Mortgage Holdings, Inc.                           422,645           209,250
                                                                                         -----------       -----------

                           CONVERTIBLE PREFERRED STOCKS -- 3.1%
                   37,700  Redwood Trust, Inc. 9.74% Pfd. Class B                          1,002,317           923,650
                                                                                         -----------       -----------

                           NON-CONVERTIBLE PREFERRED STOCKS -- 0.6%
B3                  5,000  Crown American Realty Trust 11% Pfd. Series A                     222,500           188,750
                                                                                         -----------       -----------
                 FACE
                AMOUNT
              -----------
                           SHORT-TERM SECURITIES -- 0.9%
              $   270,940  Wells Fargo Government Money Market Fund                          270,940           270,940
                                                                                         -----------       -----------
                                   Total Investments in Securities                       $30,927,179        29,587,425
                                                                                         ===========
                           Other Assets Less Liabilities -- 1.6%                                               475,936
                                                                                                           -----------
                                   Total Net Assets -- 100%                                                $30,063,361
                                                                                                           ===========
                                   Net Asset Value Per Share                                               $     10.66
                                                                                                           ===========

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                        JUNE 30, 2000 - QUARTERLY REPORT

                                                                    July 5, 2000

Dear Shareholder:

      The yield on our Government Money Market Fund increased by approximately 1/2 percent since the last time we reported to you as short-term yields continued to move higher. As of June 30th, our 7-day and 30-day yields were 5.8% and 5.5%, respectively.

      The Federal Reserve applied one additional dose of monetary medicine (a 1/2 percent increase to the fed funds rate) during the second quarter in an effort to further slow economic growth and stave off potential inflationary pressures. Recent evidence would seem to indicate that the Fed's year-long campaign of raising short-term interest rates by 1 3/4 percent in six steps is having the desired effect. Interest-sensitive sectors of the economy (housing, manufacturing, and consumer spending) have slowed from 1999's torrid clip. The recent decline in certain segments of the stock market may also have eased the Fed's concern about the "wealth effect" on the economy. Time will tell, however, whether the recent slow-down is merely the pause that refreshes (and the Fed has to resume raising interest rates) or the actual slowing of the economy to a more sustainable, non-inflationary level.

      Investors in the Government Money Market Fund will continue to be directly impacted by the Federal Reserve's actions since the maturities of our securities are so short (90 day maximum average maturity for our portfolio). The changes in short-term interest rates that the Fed uses in conducting monetary policy will invariably dictate the level of our returns. Since the securities we hold are very short, we are continuously reinvesting parts of our portfolio. So our yield will change fairly quickly to reflect changes in the "going rate" in the short-term government security market. The increase in yield of our fund over the past year is evidence of this sensitivity to short-term interest rates.

      One final reminder. This fund is allowed to own only U.S. government and government agency securities, so its portfolio should never make exciting reading. In fact, it is the avoidance of "excitement" that leads investors to own funds of this type. You will notice that we currently own Treasury Bills and Discount Notes from two government agencies (Federal

Home Loan and Federal Farm Credit Banks). We believe that the addition of government agency securities to our portfolio enhances our risk/reward characteristics.

      If any of this raises questions, please feel free to call.

                                   Best regards,

                                   /s/ Wallace R. Weitz                     /s/ Thomas D. Carney
                                   Wallace R. Weitz                         Thomas D. Carney
                                   President, Portfolio Manager             Portfolio Manager

  NOTE TO SHAREHOLDERS OF THE GOVERNMENT MONEY MARKET FUND:
      This will be the last time that I sign the letters of these funds as co-portfolio manager with Tom Carney. Effective on July 31, 2000, Tom will become the sole portfolio manager of both funds. Tom knows far more about fixed income securities markets than I ever will, and we shareholders will be in good hands with Tom taking sole responsibility for these funds.
                                                                Wallace R. Weitz

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

                 FACE
  RATING        AMOUNT                                                                          VALUE
-----------   -----------                                                                    ------------
                           U.S. GOVERNMENT AND AGENCY SECURITIES -- 92.8%*
 AAA          $ 6,000,000  U.S Treasury Bill 6.095% 8/24/00                                  $ 5,947,350
 AAA            6,000,000  Federal Farm Credit Bank Discount Note 6.638% 9/14/00               5,919,500
 AAA           10,000,000  Federal Home Loan Bank Discount Note 6.634% 9/15/00                 9,864,361
 AAA            2,500,000  U.S Treasury Bill 5.943% 10/19/00                                   2,456,076
                                                                                             -----------
                                   Total U.S. Government and Agency Securities                24,187,287
                                                                                             -----------

                           SHORT-TERM SECURITIES -- 7.7%
                2,014,999  Wells Fargo 100% Treasury Money Market Fund 5.595%                  2,014,999
                                                                                             -----------
                                   Total Investments in Securities (Cost $26,202,286)**       26,202,286
                           Other Liabilities in Excess of Other Assets -- (0.5%)                (127,548)
                                                                                             -----------
                                   Total Net Assets -- 100%                                  $26,074,738
                                                                                             ===========

*Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.
**Cost is the same for Federal income tax purposes.

       WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Wells Fargo Bank Minnesota, National Association

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

SUB-TRANSFER AGENT
  National Financial Data Services, Inc.

This report has been prepared for the information of the shareholders of Weitz Series Fund, Inc. -- Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

08/02/2000

514361